UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 16, 2015
Date of Report (Date of earliest event reported)

ROYAL BANCSHARES OF PENNSYLVANIA, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-26366	23-2812193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

732 Montgomery Avenue, Narberth, Pennsylvania		19072
(Address of principal executive offices)		(Zip Code)

(610) 668-4700 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.

On June 16, 2015, Royal Bancshares of Pennsylvania, Inc. (“Royal”) issued a press release announcing that Royal Bank America, its wholly owned bank subsidiary (“Royal Bank”), had entered into a definitive agreement to purchase from First CornerStone Bank (“First CornerStone”) the First CornerStone branch located at 2 West Baltimore Avenue, Media, Pennsylvania (the “Branch”). In connection with the purchase of the Branch, Royal Bank agreed to assume the deposits at the Branch and to purchase certain related loans. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1            Press release, dated June 16, 2015, regarding the purchase of a branch from First CornerStone Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL BANCSHARES OF PENNSYLVANIA, INC.

Dated: June 16, 2015
	By:	/s/ Michael S. Thompson
Michael S. Thompson
Chief Financial Officer